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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in Marriott International Inc.'s registration statement on Form S-8 of our report dated February 29, 2000 included in Marriott International, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
February 8, 2001